UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2015

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 28, 2015, Full House Resorts, Inc. (“Full House”) filed a Current Report on Form 8-K (the “Original Report”) to report that FHR-Colorado LLC, a wholly-owned subsidiary of Full House, entered into an asset purchase agreement (the “Purchase Agreement”) with Pioneer Group, Inc. on September 27, 2015. This Amendment No. 1 to Current Report on Form 8-K/A (this “Amended Report”), which amends the Original Report, is being filed to include the Purchase Agreement as Exhibit 2.1 to the Original Report. Except as expressly set forth in this Amended Report, no other changes have been made to the Original Report and this Amended Report does not modify or update any disclosure contained in the Original Report.

The description of the Purchase Agreement in the Original Report does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Amended Report and incorporated into Item 1.01 of the Original Report by reference.

The Purchase Agreement contains representations, warranties and other provisions that were made only for purposes of the Purchase Agreement and as of specific dates and were solely for the benefit of the other party thereto. The Purchase Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the parties or the assets to be acquired. The representations and warranties made by the parties in the Purchase Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 2.1	Purchase and Sale Agreement, dated as of September 27, 2015, between Pioneer Group, Inc. and FHR-Colorado LLC*

*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the omitted schedules and exhibits is included in the table of contents of the Purchase Agreement. Full House agrees to furnish a supplemental copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request; provided, however, that Full House may request confidential treatment pursuant to Rule 24b-2- of the Securities Exchange Act of 1934 for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: October 5, 2015	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of September 27, 2015, between Pioneer Group, Inc. and FHR-Colorado LLC*

*
Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A list of the omitted schedules and exhibits is included in the table of contents of the Purchase Agreement. Full House agrees to furnish a supplemental copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request; provided, however, that Full House may request confidential treatment pursuant to Rule 24b-2- of the Securities Exchange Act of 1934 for any schedule or exhibit so furnished.